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                                                                 EXHIBIT 10.22.2

                                    GUARANTY


                  GUARANTY, dated as of April 1, 1999 (as amended, modified or supplemented from time to time, this "GUARANTY"), made by each of the signatories hereto (each a "GUARANTOR" and, together with any other entity that becomes a party hereto pursuant to Section 22(f) hereof, the "GUARANTORS"), each having an address as provided on Annex 2 hereto, in favor of the Guarantied Parties referred to below. Unless otherwise defined herein, capitalized terms used herein shall have the respective meaning set forth in the Loan Agreement referred to below.


                              W I T N E S S E T H:


                  WHEREAS, FelCor Lodging Trust Incorporated (the "REIT") and FelCor Lodging Limited Partnership (the "OPERATING PARTNERSHIP"), each a "BORROWER" and collectively, the "BORROWERS"), various lenders from time to time party thereto (the "LENDERS"), The Chase Manhattan Bank, as Administrative Agent (in such capacity and together with any successor agent, the "ADMINISTRATIVE AGENT" and, together with the the Lenders and their respective successors and assigns, and together with any other lenders from time to time party to the Loan Agreement hereinafter referred to, the "GUARANTIED PARTIES"), have entered into a Loan Agreement, dated as of April 1, 1999, providing for the making of a Loan to the Borrowers all as contemplated therein (as used herein, the term "LOAN AGREEMENT" means the Loan Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantor thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders);

                  WHEREAS, Borrowers either directly or indirectly own beneficially 100% of the capital stock of the Guarantors, the Borrowers are the principal financing entities for capital requirements of their Subsidiaries, and from time to time the Borrowers have made and will continue to make capital contributions and advances to their Subsidiaries, including the Guarantors, the Borrowers and the Guarantors are members of the same consolidated group of companies and are engaged in related businesses; and the Guarantors will derive direct and indirect economic benefit from the Loans; and

                  WHEREAS, it is a condition precedent under the Loan Agreement to the making of Loans that the Guarantors shall have executed and delivered this Guaranty;

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans under the Loan Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition precedent described in the preceding paragraph; and



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                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Guarantied Parties and hereby covenants and agrees with each Guarantied Party as follows:

                  SECTION 1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally and irrevocably, guarantees to the Guarantied Parties the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, each Borrower under the Loan Agreement; (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by any Borrower to the Guarantied Parties under the Loan Agreement or any other Loan Document to which such Borrower is a party (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement or any such other Loan Document and the due performance and compliance with all of the terms, conditions and agreements contained in such Loan Documents by any Borrower; and (z) all Obligations (as defined in the Pledge Agreement) (all such principal, interest, liabilities and obligations being herein collectively called the "GUARANTEED Obligations"). Each Guarantor understands, agrees and confirms that the Guarantied Parties may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, any other Loan Party, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. For purposes of this Section 1, the term "GUARANTOR" as applied to any Guarantor shall refer to such Guarantor as a guarantor of indebtedness incurred by others, as opposed to indebtedness directly incurred by it. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

                  SECTION 2. Guaranty Absolute. Each Guarantor guaranties that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Agreement, the Notes and the other Loan Documents, as the case may be (with all such instruments and agreements being herein collectively called the "GUARANTEED OBLIGATIONS DOCUMENTS"), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any provision of any other Guaranteed Obligations Documents or any other agreement or instrument relating to any Guaranteed Obligations Documents, or avoidance or subordination of any of the Guaranteed Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Guaranteed


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              Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Loan Agreement, the Notes or any of the other Guaranteed Obligations Documents;

                  (c) consent to or waiver of any breach, or any act, omission or default under, any of the Guaranteed Obligations Documents or any of the instruments or agreements referred to therein, or other amendment, modification or supplementation of any of the Guaranteed Obligations Documents or any of such other instruments or agreements;

                  (d) the absence of any attempt to collect any of the
              Guaranteed Obligations from any Borrower or for any other guarantor or any other action to enforce the same or the election of any remedy by any of the Guarantied Parties;

                  (e) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guarantied Parties with respect to any provision of any other Guaranteed Obligations Document;

                  (f) the election by any of the Guarantied Parties in any
              proceeding under chapter 11 of title 11 of the United States Code, as amended, or any successor statute (the "Bankruptcy Code"), of the application of section 1111(b)(2) of the Bankruptcy Code;

                  (g) any borrowing or grant of a security interest by any
              Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code;

                  (h) the disallowance, under section 502 of the Bankruptcy
              Code, of all or any portion of the claims of any of the Guarantied Parties for payment of any of the Guaranteed Obligations; and/or

                  (i) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of any Borrower or a Guarantor.

                  SECTION 3. Waiver. (a) Each Guarantor hereby (i) waives (A) promptness, diligence, notice or acceptance and any and all other notices with respect to any of the Guaranteed Obligations or this Guaranty or any other liability to which it may apply, (B) the filing of any claim with a court in the event of receivership or bankruptcy of any Borrower, (C) presentment, demand of payment, protest or notices of dishonor or nonpayment of all or any of the Guaranteed Obligations, (D) the benefit of any statute of limitation,
(E) all demands whatsoever (and any requirement that same be made on the Borrowers as a condition precedent to the Guarantor's Guaranteed Obligations hereunder); and (ii) covenants and agrees that this Guaranty will not be discharged except by complete performance of the Guaranteed Obligations of the Guarantor contained herein.

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                  (b) If, in the exercise of any of its rights and remedies, any of the Guarantied Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrowers or any other Person, whether because of any applicable law pertaining to "election of remedies" or the like, the Guarantor hereby consents to such action by such Guarantied Party and waives any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of such Guarantied Party to seek a deficiency judgment against any Borrower shall not impair the obligation of each Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of such Guarantor contained herein.

                  (c) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guarantied Parties are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Guaranteed Obligations, to collect interest on the Guaranteed Obligations, or to enforce or exercise any other right or remedy with respect to the Guaranteed Obligations, each Guarantor agrees to pay to the Administrative Agent for the account of the Guarantied Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guarantied Parties.

                  (d) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and of each other Guarantor of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Guarantied Parties shall have no duty to advise such Guarantor of information known to any of the Guarantied Parties regarding such condition or any such circumstance. In the event that any of the Guarantied Parties in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guarantied Party wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Guarantor.

                  (e) Each Guarantor consents and agrees that the Guarantied Parties shall be under no obligation to marshall any assets in favor of such Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

                  SECTION 4. No Subrogation Etc. Except as provided in Sections 12 and 18 hereof, each Guarantor waives and relinquishes any and all rights which it may acquire by way of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), contribution or reimbursement by reason of this Guaranty or by any payment made hereunder.

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                  SECTION 5. Representations and Warranties. In order to induce the Lenders to make the Loans pursuant to the Loan Agreement, each Guarantor represents, warrants and covenants that:

                  (a) Each Guarantor (i) is a limited liability company, limited partnership, general partnership, corporation or trust, as applicable, duly organized, validly existing and in good standing under the laws of the State of its organization; (ii) is duly qualified as a foreign (if applicable) limited liability company, limited partnership, general partnership, corporation or trust, as applicable, and is in good standing under the laws of each jurisdiction where such Guarantor owns or operates property, except for failures which in the aggregate would not reasonably be expected to have a Material Adverse Effect; (iii) has all requisite company, partnership, corporate or trust, as applicable, power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate of partnership and partnership agreement, articles of organization and operating agreement, certificate of incorporation, by-laws and declaration of trust, as applicable;
(v) is in compliance with all other applicable Requirements of Law except for such noncompliance which in the aggregate would not reasonably be expected to have a Material Adverse Effect; and (vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  (b) The execution, delivery and performance by each Guarantor of this Guaranty and the other Loan Documents to which it is a party:

                  (i) are within its company, partnership, corporate or trust powers, as applicable;

                  (ii) have been duly authorized by all necessary company,
              partnership, trust or corporate action, as applicable, including, without limitation, the consent of members, partners, trustees or directors, as applicable, where required; and

                  (iii) do not and will not (A) contravene its certificate of partnership or partnership agreement, articles of organization or operating agreement, declaration of trust, or certificate of incorporation or by-laws, as applicable, or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the



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              termination or acceleration of, any of its Contractual
              Obligations, (D) result in the creation or imposition of any Lien (other than pursuant to the Pledge Agreement upon any of its property, or (E) require the consent, authorization by, or approval of, or notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained or made, and each of which is in full force and effect.

                  (c) This Guaranty has been duly executed and delivered by each Guarantor and is the legal, valid and binding obligation of each Guarantor enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights and remedies generally.

                  (d) There are no pending or, to the knowledge of such Guarantor, threatened actions, investigations or proceedings affecting such Guarantor or any of its subsidiaries before any Governmental Authority or arbitrator other than those that in the aggregate, if adversely determined, would not reasonably be expected to have a Material Adverse Effect. The performance by each Guarantor under this Guaranty and under each of the other Guaranteed Obligations Documents to which it is a party is not restrained or enjoined (either temporarily, preliminarily or permanently) and no conditions have been imposed by any Governmental Authority or arbitrator that in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by each Guarantor directly affected thereby and the Administrative Agent (in accordance with the provisions of the Loan Agreement) at all times prior to the time that the Loans have been terminated and all Loan Document Obligations have been repaid in full; provided, however, that (x) additional Guarantors may be added as parties hereto in accordance with the provisions of
Section 22(f) and (y) Guarantors may cease to be parties hereto in accordance with the provisions of Section 22(h) hereof.

                  SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to any Guarantor, addressed to it at the address specified in the first paragraph of this Guaranty, if to any Guarantied Party, addressed to it at the address of such Guarantied Party specified in the Loan Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively.


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                  SECTION 8. No Waiver; Remedies. (a) No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or by any of the other Loan Documents. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor or to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guarantied Party to any other or further action in any circumstances without notice or demand.

                  (b) Failure by any of the Guarantied Parties at any time or times hereafter to require strict performance by any Borrower, any Guarantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Guaranteed Obligations Documents now or at any time or times hereafter executed by any Borrower, any Guarantor or such other Person shall not waive, affect or diminish any right of any of the Guarantied Parties at any time or times hereafter to demand strict performance thereof, and that right shall not be deemed to have been modified or waived by any course of conduct or knowledge or any of the Guarantied Parties or any agent, officer, employee or any of the Guarantied Parties.

                  (c) No waiver by the Guarantied Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guarantied Parties permitted hereunder shall in any way affect or impair any of the rights of the Guarantied Parties or the Guarantied Obligations of any Guarantor under this Guaranty or under any of the other Guaranteed Obligations Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

                  SECTION 9. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default (such term to mean and include any "EVENT OF DEFAULT" as defined in the Loan Agreement), each of the Guarantied Parties is hereby authorized at any time and from time to time, to the fullest extent permitted by law (including, without limitation, Section 151 of the New York Debtor and Creditor Law), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guarantied Party to or for the credit or the account of any Guarantor against any and all of the Guaranteed Obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Guarantied Party shall have made any demand under this Guaranty and although such Guaranteed Obligations, liabilities, deposits or claims or any of them may be contingent and unmatured. Each of the Guarantied Parties agrees promptly to notify the Guarantors after any such set-off and application made by such Guarantied Party; provided, however, that the failure to give such notice shall not effect the validity of such set-off and application and any such notice is hereby expressly


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waived. The rights of each Guarantied Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guarantied Party may have.

                  SECTION 10. Continuing Guaranty; Transfer of Notes. This Guaranty is a continuing guaranty and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon, and shall (i) remain in full force and effect as to each Guarantor until the termination of the Loans and when no Note remains outstanding and all Guaranteed Obligations have been indefeasibly paid in full,
(ii) be binding upon the Guarantors, their successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guarantied Parties and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), any of the Guarantied Parties may assign or otherwise transfer any Notes held by it or Obligation owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guarantied Party herein or otherwise with respect to such of the Notes and Guaranteed Obligations so transferred or assigned, subject, however, to compliance with the provisions of
Section 10.7 of the Loan Agreement in respect of assignments.

                  SECTION 11. Limitation of Guaranty. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law. To effectuate the foregoing intention, if enforcement of the liability of any Guarantor under this Guaranty for the full amount of the Guaranteed Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer of law or any comparable law, then the liability of such Guarantor hereunder shall be reduced to the maximum amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

                  SECTION 12. Contribution. To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations which shall exceed the greater of (i) the amount of the economic benefit actually received by such Guarantor from the incurrence of the Loans under the Loan Agreement and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrowers and the other Guarantors) in the same proportion as such Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought (the "CONTRIBUTION PERCENTAGE"), then such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date enforcement hereunder is sought in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date enforcement hereunder is sought by all Guarantors in respect of the Guaranteed Obligations; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been indefeasibly paid in full and the Loans

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have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this
Section 12 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 12, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Administrative Agent.

                  SECTION 13. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Loan Party for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  SECTION 14. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Guaranty.

                  SECTION 15. Submission to Jurisdiction, Jury Trial. (a) Any legal action or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the State of New York or the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non convenient, which it may now or hereafter

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have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

                  (b) Each Guarantor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the guarantor at its address provided herein, such service to become effective thirty (30) days after such mailing.

                  (c) Nothing contained in this Section 15 shall affect the right of any Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Guarantor or any of the Guarantors' property in any other jurisdiction.

                  (d) EACH GUARANTOR AND EACH GUARANTIED PARTY (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF ANY LOAN PARTY OR ANY GUARANTIED PARTY CONTEMPLATED HEREBY OR THEREBY.

                  SECTION 16. Section Titles. The Section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Guaranty.

                  SECTION 17. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Guaranty.

                  SECTION 18. INTENTIONALLY DELETED.

                  SECTION 19. INTENTIONALLY DELETED.

                  SECTION 20. INTENTIONALLY DELETED.

                  SECTION 21. INTENTIONALLY DELETED.

                  SECTION 22. Miscellaneous. (a) All references herein to the Borrowers or to the Guarantors shall include their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for any Borrower or any Guarantor. All references to the singular shall be deemed to include the plural where the context so requires.


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                  (b) Intentionally Deleted.

                  (c) The Guaranteed Obligations and liabilities of each Guarantor are joint and several.

                  (d) By executing and delivering this Guaranty, each Guarantor agrees to be bound by all covenants and agreements in the Loan Agreement that apply to such Guarantor by name, or in its capacity as Guarantor or Loan Party.

                  (e) All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments made by the Borrowers pursuant to Sections 2.13 and 2.15 of the Loan Agreement.

                  (f) Pursuant to Section 7.1 of the Loan Agreement or otherwise, certain Subsidiaries of the Borrowers may after the date hereof be required to enter into this Guaranty as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.

                  (g) The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Guarantied Party in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by any of the Guarantied Parties).

                  (h) In the event that all of the Capital Stock that is owned by the Borrowers and their Subsidiaries of one or more Guarantors is sold or otherwise disposed of (but not to any Borrower or a Subsidiary thereof) or liquidated in compliance with the requirements of Section 7.5 of the Loan Agreement (or such sale or other disposition to a Person other than a Borrower or a Subsidiary thereof has been approved in accordance with the Loan Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Loan Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons which are not Borrowers (but not to any Borrower or any Subsidiary thereof) that own, directly or indirectly, all of the Capital Stock of any Guarantor shall be deemed to be a sale of such Guarantor for purposes of this
Section 22(h)). The release of any Guarantor as provided in this clause (h) shall not require the consent of any other Guarantor hereunder.

                  SECTION 23. Continuing Guarantors. The rights and obligations of each Guarantor (other than the respective released Guarantor in the case of the following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Guarantor as a party to this Agreement as contemplated by preceding Section

22(f) or otherwise and/or (y) the release of any Guarantor under this Agreement as contemplated by Section 22(h) or otherwise.


                          NO FURTHER TEXT ON THIS PAGE

     IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.




                                       [BORROWERS]



                                       [GUARANTORS]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                           FELCOR/CSS HOTELS, L.L.C., a Delaware
                                           limited liability company


                                           By:   /s/ LAWRENCE D. ROBINSON
                                              ----------------------------------
                                              Name: Lawrence D. Robinson
                                              Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                           FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                           Delaware limited liability company


                                           By:   /s/ LAWRENCE D. ROBINSON
                                              ----------------------------------
                                              Name: Lawrence D. Robinson
                                              Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                           FELCOR/LAX HOTELS, L.L.C., a
                                           Delaware limited liability company


                                           By:   /s/ LAWRENCE D. ROBINSON
                                              ----------------------------------
                                              Name: Lawrence D. Robinson
                                              Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR NEVADA HOLDINGS, L.L.C., a
                                          Nevada limited liability company


                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President & Manager



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FHAC NEVADA HOLDINGS, L.L.C., a
                                          Nevada limited liability company


                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President & Manager



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR/CSS HOLDINGS, L.P., a Delaware
                                          limited partnership

                                          By:   FELCOR/CSS HOTELS, L.L.C., a
                                                Delaware limited liability
                                                company, its general partner

                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                             Name: Lawrence D. Robinson
                                             Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR EIGHT HOTELS, L.L.C., a
                                          Delaware limited liability company

                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR/LAX HOLDINGS, L.P., a
                                          Delaware limited partnership

                                          By:   FELCOR/LAX HOTELS, L.L.C., a
                                                Delaware limited liability
                                                company, its general partner

                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FHAC TEXAS HOLDINGS, L.P., a
                                          Texas limited partnership

                                          By:   FELCOR HOTEL ASSET COMPANY,
                                                L.L.C., a Delaware limited
                                                liability company, its general
                                                partner

                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.



                                          FELCOR/ST. PAUL HOLDINGS, L.P., a
                                          Delaware limited partnership

                                          By:   FELCOR/CSS HOTELS, L.L.C., a
                                                Delaware limited liability
                                                company, its general partner

                                          By:   /s/ LAWRENCE D. ROBINSON
                                             ----------------------------------
                                          Name: Lawrence D. Robinson
                                          Title: Senior Vice President